Exhibit 10.3

PETRIE RAYMOND

CHARTERED ACCOUNTANTS – L.L.P

255 CRÉMAZIE BLVD. EAST – SUITE 1000

MONTRÉAL (QUÉBEC)  H2M 1M2

TEL.: (514) 342-4740

FAX: (514) 737-4049

The Board of Directors

Cadiscor Resources Inc.:

We consent to the use in the General Form for Registration of Securities of Small Business Issuers (Form 10-SB) of our report dated May 4, 2006, except for note 3 which is as at August 2, 2006, with respect to the opening balance sheet of Cadiscor Resources Inc. as at April 1st, 2006.

Limited Liability Partnership

Chartered Accountants

Montréal, Canada

November 28, 2007